                    MetLife Insurance Company of Connecticut

                               Power of Attorney

                               Michael K. Farrell
     Chairman of the Board, President, Chief Executive Officer and Director

      KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President, Chief Executive Officer and a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra
L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-171834 and related File Nos. 333-147912 and 333-69793), Registered Fixed Account Option (File No. 333-172860 and related File Nos. 333-156933, 333-147911, 333-138472, 333-132230, 333-120754, 333-49462, 333-113268,
333-104087, 333-84176, 333-41364 and any new shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255,
333-83076, 333-83072, 333-51804, 333-64862 and any new shares registered), Fixed
Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233,
333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2011.

                             /s/ Michael K. Farrell
                   ------------------------------------------
                             Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                 Maria R. Morris
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, Maria R. Morris, a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-171834 and related File Nos. 333-147912 and 333-69793), Registered Fixed Account Option (File No. 333-172860 and related File Nos. 333-156933, 333-147911, 333-138472, 333-132230, 333-120754, 333-49462, 333-113268,
333-104087, 333-84176, 333-41364 and any new shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255,
333-83076, 333-83072, 333-51804, 333-64862 and any new shares registered), Fixed
Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233,
333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2011.

                             /s/ Maria R. Morris
                   ------------------------------------------
                             Maria R. Morris

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                             Robert E. Sollmann, Jr.
                      Director and Executive Vice President

      KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-171834 and related File Nos. 333-147912 and 333-69793), Registered Fixed Account Option (File No. 333-172860 and related File Nos. 333-156933, 333-147911, 333-138472, 333-132230,
333-120754, 333-49462, 333-113268, 333-104087, 333-84176, 333-41364 and any new
shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255, 333-83076, 333-83072, 333-51804, 333-64862 and
any new shares registered), Fixed Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233, 333-103909 and any new shares registered) and
Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

      IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of March, 2011.

                             /s/ Robert E. Sollmann, Jr.
                   ------------------------------------------
                             Robert E. Sollmann, Jr.

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-171834 and related File Nos. 333-147912 and 333-69793), Registered Fixed Account Option (File No. 333-172860 and related File Nos. 333-156933, 333-147911, 333-138472, 333-132230,
333-120754, 333-49462, 333-113268, 333-104087, 333-84176, 333-41364 and any new
shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255, 333-83076, 333-83072, 333-51804, 333-64862 and
any new shares registered), Fixed Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233, 333-103909 and any new shares registered) and
Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

      IN WITNESS WHEREOF, I have hereunto set my hand this 28 day of March, 2011.

                             /s/ Stanley J. Talbi
                   ------------------------------------------
                             Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (File No. 333-171834 and related File Nos. 333-147912 and 333-69793), Registered Fixed Account Option (File No. 333-172860 and related File Nos. 333-156933, 333-147911, 333-138472, 333-132230,
333-120754, 333-49462, 333-113268, 333-104087, 333-84176, 333-41364 and any new
shares registered), MetLife Target Maturity (File No. 333-156846 and related File Nos. 333-147910, 333-126255, 333-83076, 333-83072, 333-51804, 333-64862 and
any new shares registered), Fixed Annuity (File No. 333-156920 and related File Nos. 333-138473, 333-132233, 333-103909 and any new shares registered) and
Target Maturity Series II (File No. 333-123002),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

      IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2011.

                             /s/ Peter M. Carlson
                   ------------------------------------------
                             Peter M. Carlson